Exhibit 77(q)

Exhibits

(a)(1)   Articles of Amendment dated August 21, 2010 to the Articles of Amendment and Restatement dated February 21, 2002 for ING Series Fund, Inc. regarding the name change of ING Strategic Allocation Conservative Fund to ING Capital Allocation Fund – Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 24, 2010 and incorporated herein by reference.

(a)(2)   Articles of Amendment dated September 8, 2010 to the Articles of Amendment and Restatement dated February 21, 2002 for ING Series Fund, Inc. regarding the dissolution of ING Balanced Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund - Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 24, 2010 and incorporated herein by reference.

(a)(3)   Articles of Amendment dated January 6, 2011 to the Articles of Amendment and Restatement dated February 21, 2002 for ING Series Fund, Inc. regarding the dissolution of ING U.S. Government Money Market Fund – Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 24, 2011 and incorporated herein by reference.

(a)(4)   Plan of Liquidation and Dissolution dated January 25, 2011 with regard to the dissolution of Brokerage Cash Reserves - Filed herein.

(e)(1)   Amendment Schedule A dated December 2010 to the Amended Investment Management Agreement dated April 1, 2004 between ING Series Fund, Inc. and ING Investments, LLC - Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 24, 2011 and incorporated herein by reference.

(e)(2)   Amended Schedule A dated December 20110 to the Sub-Advisory Agreement dated March 1, 2002 between ING Investments LLC and ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 24, 2011 and incorporated herein by reference.